UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 18, 2008

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

A) Acquisition of Business Operations of Version 3, Inc. Pursuant to Agreement and Plan of Reorganization

On August 19, 2008, Computer Software Innovations, Inc. (“CSI,” or the “Company”), issued a press release announcing that it had acquired the business of software developer Version3, Inc. (“Version3”) based in Columbia, South Carolina. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. The acquisition, consummated August 18, 2008, was effectuated pursuant to an Agreement and Plan of Reorganization (the “Acquisition Agreement”) between Version3, CSI and the shareholders of Version3 (the “Shareholders”) dated August 18, 2008. The Acquisition Agreement is filed as Exhibit 10.1 and incorporated herein by reference.

The Acquisition Agreement provides for the acquisition of substantially all the assets and business operations of Version3 by CSI (the “Acquisition”). The assets acquired included: certain accounts receivable; work in progress; all furniture, fixtures, machinery, equipment and supplies; and all software and intellectual property rights. As a part of the Acquisition, we will assume only certain liabilities of Version3. These include a $240,750 loan due to Andrew Sakalian, the former CEO of Version3 and a Shareholder, and the obligations of Version3 under ongoing vendor or customer contracts transferred to us as a part of the Acquisition. In order to repay in full the loan to Mr. Sakalian at the closing of the Acquisition, the Company drew under its $7.0 million credit facility with RBC Bank (USA) (the “Bank”) the amount of $240,750.

As consideration for the Acquisition, CSI will issue to the Shareholders, as assignees of Version3, a total of 2,153,143 shares of CSI’s common stock, $0.001 par value (the “Shares”). Of these, 800,000 shares will be placed into escrow and will be held for the benefit of the Shareholders. These earn out shares (the “Earn Out Shares”) will be released to the Shareholders over a three year period following the closing of the Acquisition upon the acquired operations of Version3 meeting or exceeding certain financial targets. These targets, and the aggregate number of Shares which will be released per earn out period, are set forth below:

Earn Out Period	Revenue Target	EBITDA Target	Number of Earn Out Shares
1/1/2009 to 12/31/2009	$2,500,000	$750,000	300,000
1/1/2010 to 12/31/2010	$5,000,000	$1,500,000	300,000
1/1/2011 to 12/31/2011	$7,000,000	$2,100,000	200,000

Immediately prior to the Acquisition, there were 4,908,061 shares of common stock outstanding and approximately 200 stockholders of record. Immediately following the consummation of the Acquisition, there were outstanding 7,061,204 shares of common stock, including escrowed Earn Out Shares. Following the Acquisition, former Version3 Shareholders own approximately 30.5% of CSI’s outstanding common stock (17.4% on a fully diluted basis). The Shares issued to the Shareholders were not registered under the Securities Act of 1933, as amended (the “Securities Act”) or state securities laws, and were sold in reliance upon exemptions from such registration pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder. Accordingly, the Shares are “restricted shares” pursuant to Rule 144 promulgated under the Securities Act, and may be sold only pursuant to an exemption from federal and state securities registration requirements.

All of the Shareholders entered into the Acquisition Agreement. Three of such Shareholders, who were the officers and directors of Version3, entered into Employment Agreements (the form of which is attached as Exhibit C to the Acquisition Agreement) and Confidentiality and Noncompetition Agreements (the form of which is attached as Exhibit A to the Acquisition Agreement). The remaining Shareholders also entered into Confidentiality and Nonsolicitation Agreements (the form of which is attached as Exhibit B to the Acquisition Agreement).

The Acquisition Agreement contains customary representations and warranties and the parties agreed to certain covenants which are typical for similar transactions. Among these, the Acquisition Agreement contains indemnification provisions whereby the Company, and Version3 and the Shareholders jointly and severally, agreed to indemnify each other for the breach of representations and warranties and covenants contained in the Acquisition Agreement.

B) Bank Waiver: Acquisition of Version3

On August 18, 2008, CSI and RBC Bank (USA) (the “Bank”) entered into a waiver of certain restrictive covenants contained in the loan documents relating to the Company’s credit facilities with the Bank, in order to permit the Company to consummate the Acquisition of Version3. Such waiver is filed as Exhibit 10.2 and incorporated herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective August 18, 2008, the Company acquired substantially all of the assets and business operations of Version3. The information contained in Item 1.01 of this report is hereby incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this report is hereby incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On August 18, 2008, the Company, pursuant to the Acquisition Agreement, unconditionally agreed to issue to the former Shareholders of Version3 2,153,143 shares of the Company’s common stock. The private sale of the Shares by the Company was effectuated pursuant to an exemption from registration under the Securities Act under Section 4(2) of such act, as well as Rule 506 promulgated thereunder.

The information contained in Item 1.01 of this report is hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description
10.1*	Agreement and Plan of Reorganization dated August 18, 2008 by and among Computer Software Innovations, Inc., Version3, Inc. and the shareholders of Version3, Inc.

10.2*	Waiver Letter between the Company and RBC Bank (USA) dated August 18, 2008, relating to the acquisition by the Company of Version3, Inc.

99.1*	August 19, 2008 Press Release (announcing acquisition of Version3, Inc.).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Nancy K. Hedrick Chief Executive Officer

Dated: August 20, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Agreement and Plan of Reorganization dated August 18, 2008 by and among Computer Software Innovations, Inc., Version3, Inc. and the shareholders of Version3, Inc.

10.2*	Waiver Letter between the Company and RBC Bank (USA) dated August 18, 2008, relating to the acquisition by the Company of Version3, Inc.

99.1*	August 19, 2008 Press Release (announcing acquisition of Version3, Inc.).

*	Filed herewith.